
RFL
LISTED
NYSE AMERICAN
RAFAEL
Holdings, Inc.
RFL
LISTED
NYSE AMERICAN
NEW YORK STOCK EXCHANGE

RAFAEL Holdings, Inc.

Investor Presentation

LD Micro Investor Conference
December 10, 2019

Forward Looking Statements

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Example of forward-looking statements include:

- statements about Rafael Holdings' future performance;
- projections of Rafael Holdings' results of operations or financial condition;
- statements regarding Rafael Holdings' plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the clinical trials, submissions and FDA approval of Lipomedix's, Barer Institute's and and Rafael Pharmaceutical's drug compounds.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue," and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Rafael Holdings' current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Rafael Holdings' control.

Such known and unknown risks, uncertainties and other factors may cause Rafael Holdings' actual results, performance and other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Rafael Holdings' Form 10 Information Statement and other filings made with the Securities and Exchange Commission.

Rafael Holdings cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Rafael Holdings' current expectations concerning future results, events and conditions and Rafael Holdings is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Market Snapshot

Industries	Real estate, pharmaceuticals
Ticker	NYSE: RFL
Share Price (Market close on December 6, 2019)	$20.15
Shares Outstanding (December 6, 2019)	15.8 MM
Market Capitalization (Market close on December 6, 2019)	$318.1 MM
Cash and cash equivalents (10/31/2019)	$10.8 MM
Property and equipment, net (10/31/2019)	$48.6 MM
Debt (10/31/2019)	-
Book value per share (10/31/2019)	$7.93

Overview

Rafael Holdings strategic assets include interests in two clinical-stage pharmaceutical companies, an initiative to develop compounds for unmet oncology needs and commercial real estate properties.

PHARMACEUTICALS

Rafael Holdings invests in companies pursuing breakthrough therapies for some of the most difficult-to-treat cancers and holds interests in Rafael Pharmaceuticals', a clinical-stage, metabolic oncology therapeutics company and LipoMedix, a company focused on pegylation and liposomal technologies

DEVELOPMENT

Rafael Holdings, through the Barer Institute, is developing novel compounds for unmet medical needs in collaboration with leading scientists at outstanding research and academic institutions.

REAL ESTATE

Rafael Holdings' portfolio of real estate assets features a commercial property in Newark, New Jersey's revitalized Washington Square Park district

Rafael Holdings Management

Howard Jonas
CHAIRMAN and CEO

- Founder of several public companies including Rafael Holdings, IDT Corporation, and Genie Energy Ltd.
- Chairman of the Board of IDT Corporation, Genie Energy and Rafael Pharmaceuticals; Chairman and CEO of IDW Media Holdings

Menachem Ash
PRESIDENT AND GENERAL COUNSEL

- Executive Vice President of Strategy and Legal Affairs at IDT Corporation
- Former General Counsel to Telstar International, Inc., a telecommunications services provider

David Polinsky
CHIEF FINANCIAL OFFICER

- Co-founder of Rafael Pharmaceuticals
- Former Director, President, General Counsel and Corporate Secretary of Rafael Pharmaceuticals.
- Former Vice President and General Counsel for Square Management Corp, a New York real estate focused investment and management company

Rafael Holdings- Pharmaceuticals | Key Facts

Rafael Holdings holds stakes in two clinical stage cancer therapeutics companies: Rafael Pharmaceuticals and LipoMedix

Rafael Holdings holds a warrant entitling it to purchase 56% of the fully diluted equity interest in Rafael Pharmaceuticals (inclusive of minority interests).

Rafael Holdings (inclusive of minority interests) has invested $70 million to acquire 51% of Rafael Pharmaceuticals' outstanding capital stock (inclusive of minority interests).

Rafael Holdings holds a 52.1% stake in LipoMedix

Rafael Pharmaceuticals

RAFAEL
Pharmaceuticals, Inc.

"To Save A Life Is To Save A Universe"

Rafael Pharma | Management Team

Sanjeev Luther President & CEO	❖ 25+ years experience in healthcare including specialty pharma, bio-pharma in strategy, BD, alliance, commercialization and operations ❖ Under his leadership Rafael has made significant progress towards strategy clinical development and business portfolio optimization
Robert G. L. Shorr, PhD, DIC Chief Scientist/Co-founder	❖ Co-Founder of Rafael Pharmaceuticals with a 40-year track record in drug discovery from concept through approval and market launch ❖ Enzon Pharma, responsible for co-development of PEG INTRON A with Schering Plough
José Octávio Costa Filho, MD Chief Medical Officer	❖ 30+ years' combined experience in clinical development, clinical operations, strategy, global medical affairs and clinical practice ❖ Played important role in development and life-cycle management for several blockbuster products at Celgene, Novartis and Merck
Timothy S. Pardee, MD, PhD Co-Chief Medical Officer	❖ Physician-Scientist with an NCI funded research program focused on metabolic contributions to resistance in AML ❖ Played a lead role in the development of the novel metabolic-targeting agent **CPI-613® (devimistat)**
Mike Hu, Ph.D. Chief Development Officer	❖ 18 years of experience in clinical and pre-clinical research, pharmaceutical drug development, and academia ❖ Contributed to the development, submission, approval and life cycle management of 18 drugs in various indications
Wendy McDermott Chief People Officer	❖ 25 years of experience in a variety of human resources roles ❖ Spent 11 years at Sanofi, most recently was serving as Vice President, Human Resources, supporting North America Specialty Care (Sanofi Genzyme), Medical, and Support Functions
Paul Bingham PhD VP, Research	❖ Co-discoverer of first AMD compound ❖ Faculty member, Stony Brook University; PhD, Harvard University
Rumin Zhang PhD VP, Discovery	❖ 28 years of experience in drug discovery including Merck and Schering ❖ Head of research for the discovery of drug candidates in diverse therapeutic areas including targeted cancer therapy and immuno-oncology
Jehan Rowlands, Pharm.D. VP, Regulatory Affairs	❖ 19 years of experience in regulatory affairs ❖ Worked closely with the FDA to develop and execute regulatory strategies for drug candidates, associated with the development of Namenda and Natpara
Mike Stelmah VP, Manufacturing and CMC Regulatory Affairs	❖ Extensive experience of CMC and regulatory strategies for pharmaceutical industry ❖ Associated with the submission of IMPD, IND, DHF, MAA, NDA and other technical files to multiple health authorities including FDA, EMA, HPRA and PMDA

CPI-613® (devimistat) | A Snapshot

Clinical Trial Status	❖ **Ongoing Phase III trials: Pancreatic Cancer, Acute Myeloid Leukemia (AML)** ❖ **Ongoing Phase I & II trials:** Peripheral T-Cell Lymphoma (PTCL), Burkitt's / High-Grade B-cell Lymphoma, Myelodysplastic Syndromes (MDS) and several other trials in hematological malignancies and solid tumors ❖ **Potential estimated NDA Submission: 2020**
Orphan Drug Designation (ODD)	❖ **FDA:** Pancreatic Cancer, AML, PTCL, Burkitt's Lymphoma and MDS ❖ **EMA:** Pancreatic Cancer and AML ❖ **5 Orphan Drug Designations in U.S. and 2 in EU**
Intellectual Property	❖ **Protected until 2029 and beyond** across U.S., Canada, EU, Israel, Australia and major markets of Asia (China, Hong Kong, Japan, South Korea, Taiwan)
Other Products in Pipeline	❖ **RFL-618** (oral CPI-613®) ❖ **Internal Discovery Compounds:** pre-clinical studies are ongoing for several NCEs

Pancreatic Cancer | Clinical Results

Comparison with Current Standard of Care (Historical Cohort) in First-line Metastatic Pancreatic Cancer


Median Overall Survival (months)
6.8*
8.5**
11.1*
19.9
gemcitabine
gemcitabine + nab-paclitaxel
FOLFIRINOX
mFOLFIRINOX + devimistat


Median Progression-Free Survival
3.3*
5.5**
6.4*
9.9
gemcitabine
gemcitabine + nab-paclitaxel
FOLFIRINOX
mFOLFIRINOX + devimistat


Objective Response Rate
9.4%*
23.0%**
31.6%*
61.0%
gemcitabine
gemcitabine + nab-paclitaxel
FOLFIRINOX
mFOLFIRINOX + devimistat


Median Duration of Response (months)
3.9*
§
5.9*
9.2
gemcitabine
gemcitabine + nab-paclitaxel
FOLFIRINOX
mFOLFIRINOX + devimistat

*Source: *N Engl J Med 2011;364:1817-25.; **N Engl J Med 2013;369:1691-703, §Not Evaluated*

▪ Relapsed or Refractory Acute Myeloid Leukemia | Clinical Results

Comparison with Current Standard of Care (Historical Cohort) in Relapsed or Refractory Acute Myeloid Leukemia (AML)

Elderly Patient Population (≥ 60 Years)			
	Historical Cohort	Combined Data*	
	High Dose cytarabine + mitoxantrone	devimistat + High Dose cytarabine + mitoxantrone (1,500 mg/m² devimistat)	devimistat + High Dose cytarabine + mitoxantrone (2,000 mg/m² devimistat)
N	66	19	23
CR	27%	32%	43%
CR + CRi	33%	37%	52%
Median OS (Months)	5.2	5.4	10.4

*Phase I + Phase II data

RAFAEL Holdings, Inc.

T-cell Lymphoma & MDS | Clinical Results

Relapsed or Refractory T-Cell Lymphoma

Phase I study of devimistat in combination with bendamustine exhibited significant signal for efficacy

	bendamustine (BENTLY Trial*)	devimistat + bendamustine
ORR	50%	75%
Median OS	6.2 Months	9.2 Months
Median PFS	3.6 Months	6.4 Months

**Note: This is an illustrative comparison of clinical experience of devimistat + bendamustine with data from one historical trials of bendamustine alone (BENTLY Trial)*

Relapsed or Refractory Myelodysplastic Syndrome (MDS)

Phase II Study of devimistat (Single Agent)

	CRi	Marrow CR	SD	PD
N*	1	1	8	2
%	8%	8%	67%	17%

**3 patients are still alive with one patient SD after 6 years*

RAFAEL Holdings, Inc.

▪ CPI-613® (devimistat)| Ongoing / Upcoming Clinical Trials

		Preclinical / Phase I / Phase I/II / Phase II / Phase III
Solid Tumors	devimisat + mFOLFIRINOX	Metastatic Pancreatic Cancer*
	devimisat + mFOLFIRINOX	Locally Advanced Pancreatic Cancer*
	devimistat + FOLFOX + bevacizumab	Metastatic Colorectal Cancer#
	devimistat + gemcitabine + nab-paclitaxel	Metastatic / Locally Advanced Pancreatic Cancer*
Hematological Malignancies	devimistat + cytarabine + mitoxantrone	Relapsed or Refractory (R/R) Acute Myeloid Leukemia*
	devimistat	R/R Burkitt Lymphoma or High-Grade B-cell Lymphoma*
	devimistat + hydroxychloroquine	R/R Myelodysplastic Syndrome #
	devimistat + bendamustine	R/R T-cell Lymphoma #

**ongoing, #Upcoming*

CPI-613® (devimistat)| Indications in Ongoing Clinical Trials

Step 1	Step 2	Step 3	Step 4
Burkitt's/High-Grade B-cell Lymphoma/ T-Cell Lymphoma	Acute Myeloid Leukemia & Pancreatic Cancer	Myelodysplastic Syndrome	Other Formulations & Indications

Ongoing Phase III registrational trials

Burkitt / High-Grade B-cell Lymphoma
U.S. Estimated 3,122 Patients/Year[1-3]

T-Cell Lymphoma
U.S. Estimated 10,836 Patients/Year[4-6]

AML
U.S. Estimated 21,380 Patients/Year[7]
EUROPE: Estimated 30,000 Patients/Year[18]
CHINA: Estimated 27,710 Patients/Year[10]
JAPAN: Estimated ~15,552 Patients/Year[14]

Pancreatic Cancer
U.S. Estimated 53,670 Patients/Year[8]
EUROPE: Estimated 132,559 Patients/Year[19]
CHINA: Estimated 80,344 Patients/Year[11]
JAPAN: Estimated 39,800 Patients/Year[15]

Myelodysplastic Syndrome
U.S. Estimated 13,000 Patients/Year[9]

Future Indications: Other Gastrointestinal Cancers (e.g. Colon, Gastric)
CHINA: Estimated 310,244 (Colon)[12]; 679,100 (Gastric)[13] Patients/Year
JAPAN: Estimated 135,800 (Colon/Rectal)[16]; 133,000 (Gastric)[17] Patients/Year

. Devimistat | Commercial Licensing

- Out-licensing agreement with Ono Pharmaceutical, based in Japan, announced in June 2019
- Ono previously struck similar licensing deal with BMS on Opdivo
- Ono acquired exclusive development and commercialization rights in Japan, South Korea, Taiwan and ASEAN
- Rafael Pharma received approximately $12.9 million in cash. Additional $150.3 million contingent on development and commercial milestones, and low double-digit royalties on prospective sales in the specified markets.

Rafael Pharma | Key Takeaways

Novel and well-tolerated approach to cancer treatment targeting metabolism of cancer cells.

Promising data from early stage clinical trials in 4+ indications including both solid tumors and hematological malignancies.

Pivotal trials ongoing including Phase 3 trials for AML and pancreatic cancer. Orphan drug designations in 5 indications

IP protected in US, Canada, EU, Israel, Australia and major markets of Asia.

Clinical development strategy targets both pivotal trials and accelerated approval opportunities.

Robust pipeline in development backed by renowned leaders across 4+ prestigious academic institutions.

LipoMedix

LipoMedix | Team

LipoMedix is led by a deeply experienced Management Committee of the Board of Directors:

Sanjeev Luther
Chairman

25+ years experience in healthcare including spec pharma, bio-pharma in strategy, BD, alliance, commercialization and operations

Alberto Gabizon
Chief Scientist & BOD

The scientific founder of LipoMedix. Co-inventor and co-developer of Doxil® (Caelyx), a pegylated liposomal delivery system of anti-cancer drug, doxorubicin.

Praveen Tyle, PhD
Board of Directors

More than 30 years of pharmaceutical industry experience of advancing new medical device and drug candidate pipelines to commercial success

Miranda J. Toledano
Board of Directors

Served in executive management teams of several pharma companies and healthcare investment firms

LipoMedix | Clinical Product – Promitil®

Promotil® is a prodrug delivering Mitomycin-C, a widely used chemotherapeutic agent, administered for various cancers, including breast, stomach, colon, anal, and bladder.

Challenges of Mitomycin-C:

- Quickly cleared - limiting amount reaching tumor
- Major side effects reduce acceptable dosage
- Precarious safety profile

Promotil ® uses a pegylated liposome carrier to deliver Mitomycin-C to:

- Substantially extend circulation times
- Exploit altered tumor vasculature to selectively target cancer
- Reduce toxicity by limiting off target delivery

LipoMedix | Trials

- Initiated a Phase 1b multicenter trial (LIPORAD-2018) of its lead compound Promitil® in combination with external beam radiotherapy in patients with advanced cancer requiring radiotherapy for inoperable primary tumors or metastatic disease.

- Promitil® with concurrent chemoradiation therapy for locally advanced pancreatic cancer (planned)

Promitil® was well-tolerated and safe for use at the tested doses. The majority of the adverse events reported were mild to moderate and unrelated to the study drug.

Barer Institute

BARER
INSTITUTE

▪ **Barer Institute** | Management and Leadership

Howard Jonas CHAIRMAN	• Founder of several public companies including Rafael Holdings, IDT Corporation - a communications and payments company, and Genie Energy - an independent energy provider; • Chairman of the Board of IDT Corporation, Genie Energy, IDW Media Holdings and Rafael Pharmaceuticals
Ari Landon, PhD DIRECTOR OF THE BARER INSTITUTE	• Created strategies to selectively target aggressive lymphomas • Developed methods to study and purify mitochondria • Contributed to the development, and life-cycle management of 15 cancer drugs
Chi Van Dang, MD, PhD CHIEF SCIENTIFIC ADVISOR	• Professor, Molecular & Cellular Oncogenesis Program at Wistar • Director of Ludwig Institute • Editor and Chief, Cancer Research
Richard Axel, MD SCIENTIFIC ADVISORY BOARD BOARD OF DIRECTORS	• Nobel Prize in Physiology or Medicine 2004 • HHMI Professor at Columbia • Member of the National Academy of Sciences
Josh Rabinowitz, MD, PhD SCIENTIFIC ADVISORY BOARD	• World leader in metabolomics • Expert in 1-carbon metabolism • Professor at Princeton university
Sanjeev Luther BOARD OF DIRECTORS	• 25+ years experience in healthcare including spec pharma, bio-pharma in strategy, BD, alliance, commercialization and operations

▪ Barer Institute | Overview

Rafael Holdings has established a wholly owned subsidiary, the **Barer Institute**, to develop novel compounds for controlling cellular metabolism.

The Barer Institute is forming collaborative research agreements with leading scientists in the field of cancer metabolism from top academic institutions. Through these collaborations, the Institute is gaining insight into advanced metabolic mechanisms of action that can be translated into a compelling therapeutic pipeline.

▪ **Barer Institute** | Strategic Goals

1. Develop novel compounds focused on controlling cancer metabolism.

2. Discover targetable mechanisms of action through ongoing collaborations with academic institutions.

3. Identify clinically relevant biomarkers and synergies with current portfolio companies.

▪ Real Estate


IDT

Real Estate | Portfolio

Rafael Holdings' commercial real estate portfolio comprises three properties including the IDT headquarters building in Newark, NJ.

Rafael Holdings seeks to realize value from its real estate through a combination of monetization and development.


IDT

Washington Park Business District; Newark, New Jersey



Piscataway, New Jersey



Har Hotzvim Industrial Park; Jerusalem, Israel

RAFAEL Holdings, Inc.

. Real Estate | Key Financial Facts

Rafael's PP&E of $48.6 million* predominantly reflects buildings, improvements and land -- less accumulated depreciation and amortization.

Real estate is unencumbered by mortgages

Revenue generated by Rafael's real estate holdings in the fiscal year ended July 31, 2019 was $4.4 million.

Upside potential: 76% of Rafael Holdings' commercial office building in Newark, NJ is available for tenant improvements and lease up. The adjacent garage site is suitable for ground up commercial development.

** As of October 31, 2019*

Rafael Holdings | Investment Rationale

Valuation analysis suggests significant upside potential for Rafael Holdings' stake in Rafael Pharma with two Phase 3 trials and multiple Phase 1 and 2 trials in progress

Promising clinical data for devimistat highlights the potential upside of stakes in companies pursuing breakthrough therapies for difficult to treat cancers

Experienced management team: Chairman and CEO Howard Jonas has a proven track record of value creation including the sale of two companies that achieved valuations of over $1B

Real estate holdings, featuring a 20-story commercial office building and adjacent garage - on a developable site, are unencumbered by debt and provide exposure to Newark, NJ's real estate market revival

The Barer Institute's renowned scientific leadership is building out a therapeutic oncology pipeline

Thank you

RAFAEL Holdings, Inc.

Rafael Holdings, Inc.

CONTACT INFO

David Polinsky

EMAIL

david.polinsky@rafaelholdings.com